SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 12, 2009
Date of earliest event reported: November 26, 2008
ELI LILLY AND COMPANY
(Exact name of registrant as specified in its charter)

Indiana	001-06351	35-0470950
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Lilly Corporate Center
Indianapolis, Indiana		46285
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (317) 276-2000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The audited consolidated balance sheet of ImClone Systems Incorporated as of December 31, 2007, and the consolidated statement of income, consolidated statement of stockholders’ equity and comprehensive loss, and consolidated statement of cash flows of ImClone Systems Incorporated for the year ended December 31, 2007, and the independent registered public accounting firm’s report included in the ImClone Systems Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2007, are incorporated herein by reference.

The unaudited consolidated balance sheet as of September 30, 2008, and the consolidated statement of operations, consolidated statement of stockholders’ equity and comprehensive income, and the consolidated statement of cash flows of ImClone Systems Incorporated for the nine months ended September 30, 2008, included in the ImClone Systems Incorporated’s Form 10-Q for the nine months ended September 30, 2008, are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and ImClone Systems Incorporated for the year ended December 31, 2007 and as of and for the nine months ended September 30, 2008 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ELI LILLY AND COMPANY (Registrant)
By:	/s/ Arnold C. Hanish
	Name:	Arnold C. Hanish
	Title:	Executive Director, Finance, and Chief Accounting Officer

Dated: January 12, 2009

EXHIBIT INDEX

Exhibit
Number	Exhibit

99.1	Pro Forma Financial Information
99.2	Consent of Independent Registered Public Accounting Firm

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